UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

FIRST STATE BANCORPORATION

(Exact name of registrant as specified in its charter)

NEW MEXICO	001-12487	85-0366665
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO	87109
(Address of principal executive offices)	(Zip Code)

(505) 241-7500

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 5, 2006 at 5:00 p.m. Eastern Time, First State Bancorporation held a conference call, which was simulcast over the Internet, to discuss the acquisition of Front Range Capital Corporation, a Colorado corporation (“Front Range”) and Heritage Bank, a Colorado state chartered bank and a wholly owned subsidiary of Front Range. The presentation and slides in connection with the announcement of the proposed acquisition were presented, by Michael R. Stanford, First State Bancorporation’s President and Chief Executive Officer, H. Patrick Dee, First State Bancorporation’s Executive Vice President and Chief Operating Officer and Christopher C. Spencer, First State Bancorporation’s Senior Vice President and Chief Financial Officer. A copy of the transcript of the conference call on October 5, 2006 is attached hereto as Exhibit 99.1. A copy of the slide presentation from the conference call on October 5, 2006 was filed with First State Bancorporation’s Current Report on Form 8-K filed on October 5, 2006.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Transcript of the October 5, 2005 conference call discussing the acquisition of Front Range and its wholly owned subsidiary, Heritage Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: October 11, 2006	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Transcript of the October 5, 2006 conference call discussing the acquisition of Front Range and its wholly owned subsidiary, Heritage Bank.